 Bailard Opportunity Fund Group, Inc.

Supplement Dated January 20, 2006
To Prospectus and Statement of Additional Information Dated March 18, 2005, as supplemented on May 25, 2005 the following information supplements the information contained in the prospectus and statement of additional information of bailard opportunity fund group:

The Board of Directors of Bailard Opportunity Fund Group, a Maryland corporation (the “Company”), has approved Agreements and Plans of Reorganization pursuant to which the Bailard Cognitive Value Fund, the Bailard Enhanced Growth Fund and the Bailard International Equity Fund (the “Former Funds”) will, subject to the approval of stockholders of each Former Fund, transfer all of their assets and identified liabilities to three newly-established series of HighMark Funds, a Massachusetts business trust (the “Successor Funds”). Class M shares of each Successor Fund will then be distributed to the stockholders of the respective Former Funds, and the Former Funds will be liquidated and dissolved. These transactions are referred to below as the “Reorganizations.” The consummation of each Reorganization is subject, among other conditions, to the approval of the stockholders of each Former Fund. The Board of Directors of the Company has called a special meeting of stockholders, to be held on March 30, 2006, to consider the Reorganizations. Proxy materials describing the Reorganizations will be mailed in advance of the meeting to stockholders of record as of February 3, 2006. If stockholders approve the Reorganizations, it is expected that the Reorganizations will be consummated on March 31, 2006, or shortly thereafter.

If approved by stockholders, following the consummation of the Reorganizations, stockholders of the Former Funds would become stockholders of the Successor Funds. HighMark Capital Management, Inc. (“HighMark Capital”) will be the investment adviser and administrator to the Successor Funds, and Bailard, Inc., the current investment adviser of the Former Funds, will be the sub-adviser to the Successor Funds. The Successor Funds will be overseen by the Trustees of HighMark Funds, will be operated in accordance with policies and procedures of HighMark Funds and will be served by the other service providers of HighMark Funds. The expenses of the Reorganizations will be borne by HighMark Capital and Bailard, Inc. HighMark Capital is a wholly-owned subsidiary of Union Bank of California, N.A. More information about HighMark Capital, the Successor Funds and the Reorganizations will be contained in the proxy materials to be used in connection with the special meeting of stockholders.